SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 2004

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                         A.I. RECEIVABLES TRANSFER CORP.
                         -------------------------------
                           (EXACT NAME OF REGISTRANT)


        DELAWARE                      333-110912                   22-3674608
        --------                      ----------                   ----------
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)           (IRS EMPLOYER
                                                                 IDENTIFICATION
                                                                    NUMBER)

                                160 WATER STREET
                             NEW YORK, NY 10038-4922
                             -----------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (212) 428-5400
                                 --------------
                         (REGISTRANT'S TELEPHONE NUMBER)

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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.


(c) Exhibit.

    Exhibit 99.1  --    Noteholder Report for AIG Credit Premium Finance Master
                        Trust dated June 15, 2004.



















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
                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.




                                            A.I. Receivables Transfer Corp.

Date: June 15, 2004                         By: /s/ Jeffrey Lesnoy
                                                -------------------------------
                                                Jeffrey Lesnoy
                                                Authorized Signatory






















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
                                  EXHIBIT INDEX


Exhibit No.                                    Description
-----------                                    -----------

   99.1           --    Noteholder Report for AIG Credit Premium Finance Master
                        Trust dated June 15, 2004.




























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